Note 21 - Parent Company Financial Information (Detail) - Condensed Balance Sheets (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Cash		$ 18,037,000
Investments available for sale	44,849,000	48,958,000
Property and equipment, net	21,653,000	21,977,000
Other assets	3,190,000	3,776,000
Total assets	438,221,000	427,522,000
LIABILITIES AND SHAREHOLDERS’ EQUITY
Shareholders’ equity	34,264,000	30,812,000	45,778,000
Total liabilities and shareholders’ equity	438,221,000	427,522,000
Parent Company [Member]
ASSETS
Cash	1,895,000	2,101,000
Investments available for sale	78,000	86,000
Investment in subsidiaries	42,420,000	38,373,000
Property and equipment, net	1,871,000	1,885,000
Other assets	78,000	73,000
Total assets	46,342,000	42,518,000
LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable	1,768,000	1,396,000
Junior subordinated debentures	10,310,000	10,310,000
Shareholders’ equity	34,264,000	30,812,000
Total liabilities and shareholders’ equity	$ 46,342,000	$ 42,518,000